UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018
________________________
THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-32903	20-4531180
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

12500 East Belford Avenue
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 11, 2018, The Western Union Company (the “Company”) completed the offering and sale of $300,000,000 aggregate principal amount of its 4.250% Notes due 2023 (the “Notes”) pursuant to an Underwriting Agreement, dated June 6, 2018 (the “Underwriting Agreement”), entered into by the Company with Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters named therein, with respect to the offering and sale of the Notes by the Company. The Notes were issued under the Company’s Registration Statement on Form S-3 (Registration No. 333-213943), and pursuant to the Indenture, dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of September 6, 2007 between the Company and the Trustee. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Note is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of June 6, 2018, by and among the Company, Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters named therein, relating to the Notes.

4.1	Form of 4.250% Note due 2023.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: June 11, 2018	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary